EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of China Digital Media Corporation (the "Company") for the nine months ended SEPTEMBER 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Ng, Chief Executive Officer and Chief Financial Officer, of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ Ng Chi Shing --------------------- Ng Chi Shing Director, President, Chief Executive Officer /s/ Ng Chi Shing --------------------- Ng Chi Shing Chief Financial Officer November 11, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.